UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1900 K STREET, N.W.,

WASHINGTON, DC 20006

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Douglas P. Dick

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2017 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Managed Distribution Plan (“MDP”)

The Board of Directors (the “Board”) of The Mexico Fund, Inc. (the “Fund”) has authorized quarterly distributions under the MDP at a quarterly amount of $0.1300 per share. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors

Emilio Carrillo Gamboa—Chairman

Jonathan Davis Arzac

Edward Djerejian

Claudio X. González

Alberto Osorio

Jaime Serra Puche

Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer

Alberto Gómez Pimienta—Treasurer

Douglas P. Dick—Secretary

Jean Michel Enriquez—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

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The Mexico Fund, Inc.

2017 Semi Annual Report

April 30, 2017

Highlights

•	The first half of the Fund’s fiscal year 2017 ended on April 30, 2017.

•	U.S. Presidential elections were held on November 8th, 2016, in which Mr. Donald Trump, the Republican candidate, was elected President. This event caused significant uncertainty and volatility in Mexico´s financial markets between November 2016 and January 2017. Recent actions taken by Mexico´s Central Bank (“Banxico”), resilient domestic consumption and improved expectations on the outcome of upcoming renegotiations of NAFTA[1] have resulted in a recovery of Mexican equity and currency markets since February 2017.

•	Mexico’s gross domestic product (“GDP”) grew 2.3% during 2016 and 2.8% during the first quarter of 2017, as compared with the same period of the previous year. Analysts surveyed by Banxico estimate Mexican GDP growth of 2.0% for calendar year 2017 and 2.2% for calendar year 2018.

•	During the first half of fiscal year 2017, the Fund’s NAV per share registered a total return[2] of 1.73%, compared with returns of 3.87% and 3.97% over the same period registered by the Morgan Stanley Capital International (“MSCI”) Mexico Index and the Bolsa IPC Index, respectively.

•	During the first half of fiscal year 2017, the Fund’s market price per share registered a total return of 4.51%. As of April 30, 2017, the Fund’s market price and NAV per share were $16.70 and $18.59, respectively, reflecting a discount of 10.17%, compared with a discount of 12.39% at the end of fiscal year 2016.

•	The Fund declared a distribution of $0.1300 per share under its MDP, to be paid on July 27, 2017, to stockholders of record on July 18, 2017.

1	North America Free Trade Agreement between Mexico, United States and Canada.
2	All performance figures included here take into account the reinvestment of distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.

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The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2017 Semi Annual Report for the six-month period ended April 30, 2017. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

The Mexican market has experienced volatility during the first half of the Fund’s 2017 fiscal year, mostly as a result of the outcome of the United States (“U.S.”) Presidential elections. On November 8th, 2016, Mr. Donald Trump, the Republican candidate, was elected President of the U.S., taking office formally on January 20th, 2017. Volatility has resulted due to changing expectations regarding declarations and executive orders signed by Mr. Trump on immigration and the overall relationship between the two countries. Special uncertainty has been created around the outcome of NAFTA (North America Free Trade Agreement between Mexico, United States and Canada), which is expected to be renegotiated during the following months.

Mexico´s GDP expanded 2.3% during calendar year 2016, supported by strong domestic consumption which compensated for lower industrial activity and a difficult external environment. During the first quarter of 2017, GDP expanded at an annual rate of 2.8%.

The price of oil closed at $49.33 USD/bbl on April 28, 2017, measured by the price of West Texas Intermediate (used as benchmark for oil pricing), a decline of 1.1% compared to the close as of October 31, 2016. In November 2016, the Organization of the Petroleum Exporting Countries (OPEC) formally agreed to a reduction of oil output by 1.8 million barrels per day (“mbpd”) to 32.5 mbpd. During May 2017, OPEC decided to extend this agreement for another nine months, until March 2018. The average price of oil has increased 9.2% during calendar year 2017, as of April 28, 2017, compared to average prices during calendar year 2016; however, oil prices decreased 9.9% from April 28 to June 14, 2017. Oil-related income represented 5% of Mexican GDP during 2016. The Mexican government hedged a significant portion of oil exports for 2017 at $42 USD/bbl.

Mexico´s energy reform continues to progress, as in December 2016, the National Hydrocarbons Commission (“CNH”) held its fourth auction related to round one for exploration and production in deep waters. The results were positive as eight out of the ten blocks auctioned received winning bids. In addition, in December 2016, Pemex awarded its first ever farm-out (assignment of part or all of an oil interest to a third-party), commencing a new era for Pemex consisting of forming partnerships for investments to increase oil production. Total investments under the auctions and farm-out mentioned above will be around $48 billion during the following years. The CNH expects to start the second round of auctions with three different biddings during 2017, while Pemex expects additional farm-outs during 2017 and beyond.

In order to maintain a strong fiscal position, the Mexican government will apply expenditure cuts for 2017 of $240 billion pesos (“Ps.”), equivalent to 1.2% of GDP. In addition, Mexico´s Central Bank (“Banxico”) transferred Ps. 322 billion to the Federal government corresponding to its operational surplus during 2016. The government will use the proceeds to reduce outstanding public debt, reduce the amount of debt placements during 2017 and strengthen the government´s financial position. The above-mentioned measures are part of the actions taken to achieve a target primary fiscal surplus (which excludes interest payments) of 0.5% of GDP during 2017, compared to deficits of 1.2% and 0.1% in 2015 and 2016, respectively.

In December 2016, the government announced the initial phase regarding liberalization of fuel prices, effective since January 2017, in which the prices of magna and premium gasoline increased by 14% and 20%, respectively. Starting on February 21, 2017, fuel prices are being priced almost daily, with a maximum price set according to international prices and the exchange rate, aligning Mexican fuel prices with global prices. This action taken by the government will result in higher revenues from gasoline taxes and serve as a key measure to achieve the primary fiscal surplus mentioned above; however, it has also resulted in an increase in the inflation rate to 5.8% as of April 30, 2017.

Regarding monetary policy, Banxico increased its overnight interest rate by 200 basis points since November 2016 to 6.75%, over the course of five meetings. The Federal Reserve (“Fed”) increased its reference interest rate by 75 basis points in the span of three meetings from December 2016 to June 2017, to set it at a current range of between 1.00% and 1.25%. Analysts expect further increases in both countries´ interest rates during 2017.

The Mexican peso appreciated 0.2% against the U.S. dollar to Ps. 18.82 in the six-month period ended April 30, 2017. Notwithstanding, the peso presented high volatility, as it reached a high of Ps. 21.96 on January 19, 2017 and a low of Ps. 18.32 on November 8, 2016. The Foreign Exchange Commission announced on February 21, 2017 the implementation of a currency hedging

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The Mexico Fund, Inc.

program for an amount of up to $20 billion, with the purpose of promoting a more orderly functioning of the currency value. The hedges will be settled in Mexican pesos, and international reserves will not be used. Since the announcement, the Mexican peso appreciated 8.2% as of April 30, 2017.

Mexican economists surveyed by Banxico at the end of April 2017 estimate GDP growth for 2017 and 2018 at 2.0% and 2.2%, respectively, with inflation at annual rates of 5.9% and 3.9%, respectively. Economists also expect the overnight interest rate to reach 7.2% by the end of 2017.

Management Discussion of Fund’s Performance and Portfolio Strategy

During the first half of fiscal year 2017, the Fund´s NAV increased 1.73%, while the MSCI Mexico Index and the Bolsa IPC Index reported increases of 3.87% and 3.97%, respectively1. The Mexican equity market recovered during this period due to the Mexican peso appreciation, better than expected economic figures and strong operating results by Mexican issuers. The Fund´s market price increased 4.51% during the first half of 2017, resulting in a discount of 10.17%, a lower valuation as compared to the discount of 12.39% as of October 31, 2016.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share, as well as that of the Fund’s benchmark and the Bolsa IPC Index, for periods ended April 30, 2017.

	Years (Annualized %) in USD
	One	Three	Five	Ten
Fund’s Market Price	-1.16	-6.85	0.88	2.62
Fund’s NAV	-3.38	-4.35	0.79	1.15
MSCI Mexico Index	-0.69	-4.46	-1.31	1.15
Bolsa IPC Index	0.18	-3.99	-1.25	1.68

Source: Impulsora del Fondo México, S.C.

As shown in the table above, the Fund’s NAV per share has outperformed the Fund’s benchmark, the MSCI Mexico Index, during the three- and five-year periods ended April 30, 2017.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share, as well as that of the Fund’s benchmark and the Bolsa IPC Index, measured in Mexican pesos, for the same periods. The Fund’s NAV per share annualized return is positive in all periods.

	Years (Annualized %) in MXN
	One	Three	Five	Ten
Fund’s Market Price	8.30	5.17	8.61	8.36
Fund’s NAV	5.87	8.00	8.52	6.80
MSCI Mexico Index	8.81	7.87	6.25	6.80
Bolsa IPC Index	9.77	8.40	6.32	7.35

During the first half of fiscal year 2017, Impulsora del Fondo México, S.C. (the “Adviser” or “Impulsora”) decreased the Fund´s exposure to issuers connected to the domestic consumption sector due to high relative valuations, and continued to decrease its exposure to the telecommunications sector due to lower profitability in the business and a recent increase in its share prices. On the other hand, the Adviser increased the Fund´s exposure to the materials sector as precious and base metal prices have increased on a

1 All performance figures take into account the reinvestment of distributions.

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The Mexico Fund, Inc.

year-over-year basis and the prices are set in U.S. dollars, with a positive effect on the issuers´ profits when translated to Mexican pesos. At the same time, the Adviser increased its position in the industrials sectors as some issuers have attractive valuations and have reported strong operating results. The Adviser increased slightly the Fund´s cash position to 5.0% as of April 30, 2017, from 4.6% as of October 31, 2016.

The following table shows the top five contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2017. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. The Fund benefited by an increase in the prices of Grupo Aeroportuario del Pacífico, since the Adviser incorporated the issuer to the Fund´s portfolio, Elementia and Grupo Financiero Santander, as these issuers reported strong operating results. In addition, the Fund benefited from underweight positions in Grupo Bimbo and Fibra Uno, which presented negative returns during the period.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

			Contribution to	Average
Issuer	Industry	Return	Relative Fund	Over / Under
			Performance	Weight
Grupo Aeroportuario del Pacífico[2]	Airports	27.63%	0.31%	-0.23%
Elementia	Building Materials	18.27%	0.26%	1.53%
Grupo Bimbo	Food	-8.72%	0.25%	-2.64%
Grupo Financiero Santander	Financial Groups	7.07%	0.21%	0.85%
Fibra Uno	Real Estate	-5.79%	0.19%	-2.72%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2017 and their respective market price returns during the period. Underweight exposures to América Móvil and Grupo Aeroportuario del Sureste affected the Fund´s relative performance as these issuers presented double-digit positive returns during the period, as well as overweight positions in Grupo Aeroportuario del Centro Norte, Alpek and Alsea which registered negative returns.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

			Contribution to	Average
Issuer	Industry	Return	Relative Fund	Over / Under
			Performance	Weight
América Móvil	Telecommunications	17.20%	-1.18%	-6.69%
Grupo Aeroportuario del Sureste	Airports	19.10%	-0.40%	-2.21%
Grupo Aeroportuario del Centro Norte	Airports	-4.78%	-0.36%	2.84%
Alpek	Petrochemicals	-16.93%	-0.31%	1.59%
Alsea	Restaurants	-4.95%	-0.30%	0.63%

The following table shows the top five contributors to the Fund’s absolute return during the first half of fiscal year 2017.

2 Figures of return and average over/under weight are since December 5, 2016, when the Fund incorporated this issuer.

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The Mexico Fund, Inc.

Top Five Contributors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
América Móvil	Telecommunications	17.20%	1.19%	7.85%
Grupo México	Mining	19.98%	0.92%	6.59%
Wal-Mart de México	Retail	12.87%	0.87%	7.46%
Grupo Aeroportuario del Pacífico	Airports	7.31%	0.46%	1.51%
Mexichem	Chemical Products	15.21%	0.44%	2.75%

The following table shows the top five detractors to the Fund’s absolute return during the first half of fiscal year 2017.

Top Five Detractors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Fomento Económico Mexicano	Beverages	-6.34%	-0.72%	7.53%
El Puerto de Liverpool	Retail	-26.53%	-0.50%	1.46%
Grupo Aeroportuario del Centro Norte	Airports	-4.78%	-0.36%	2.84%
Alpek	Petrochemicals	-16.93%	-0.31%	1.59%
Alsea	Restaurants	-4.95%	-0.30%	0.63%

Portfolio Composition by Industry

Percentage of Net Assets and Weights on MSCI Mexico Index

April 30, 2017

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The Mexico Fund, Inc.

During the first half of fiscal year 2017, a total of 11,561,601 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of $1,394,376 dollars, higher than the daily average of $474,163 dollars during the same period for comparable funds3.

The average price-to-earnings ratio (“PER”) of the Mexican equity market at the end of April 2017 was 19.3 times, while the price-to-book value ratio was 2.4 times4. The market capitalization of the Bolsa at the end of April 2017 amounted to $437.6 billion. During the first quarter of calendar year 2017, financial statements of Mexican listed companies showed solid operating results, as revenues and EBITDA5 increased 18.1% and 19.2%, respectively, much higher than the overall economic figures already mentioned in this report, benefited by the positive effect of income from exports and sales abroad when translated to local currency. In addition, net profit increased 80.8% due to foreign exchange gains, as the Mexican peso appreciated during the quarter, as compared with foreign exchange losses during the same period of 2016. The Adviser will continue to be prudent in identifying companies with strong balance sheets that include manageable debt levels, positive free cash flows, strong corporate governance policies, high-quality management teams, attractive growth potential and proven business models.

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 7, 2017 at 9:30 a.m. Central time at the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027. Stockholders re-elected Emilio Carrillo and Jonathan Davis as Directors of the Fund. A total of 12,177,811.28 shares were represented in the meeting, constituting a quorum of 81.04%.

Regarding the election of the Fund´s Class III Directors, the results of the Annual Meeting were as follows*:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Emilio Carrillo Gamboa	10,337,825	68.79%	84.89%	1,839,987	12.24%	15.11%
Jonathan Davis Arzac	11,772,759	78.34%	96.67%	405,052	2.70%	3.33%

*There were no abstentions or broker non-votes with regard to the election of the Fund’s Class III Directors.

Open Market Repurchases

The Fund’s repurchase policy allows the Fund to repurchase its own stock in the market whenever the Fund’s discount exceeds 10%. During the first half of fiscal year 2017, the Fund did not repurchase shares in the open market.

Declaration of Distributions Under the MDP

Under the MDP, the Fund pays a quarterly amount of $0.1300 per share. Accordingly, the Board declared a dividend distribution of $0.1300 per share, payable in cash on July 27, 2017 to stockholders of record on July 18, 2017.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Board may amend or terminate the MDP at any time without prior notice to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

As mentioned in this report, the Mexican economy and equity market have faced a challenging environment. We are confident that the solid fundamentals of portfolio companies and the long-term strength of key economic variables in Mexico will continue to result in attractive investment opportunities for the Fund. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

June 14, 2017

3 Sample of 33 Non-U.S. equity Closed End Funds (excluding the Fund).

4 Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

5 EBITDA refers to earnings before interest, taxes, depreciation and amortization.

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The Mexico Fund, Inc.

General Information

Renewal of Investment Advisory and Management Agreement

At an in-person meeting of the Board held on March 7, 2017 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation of the Contract Review Committee of the Board (“Committee”), approved the continuation of the Investment Advisory Agreement (“Agreement”) with Impulsora based on its consideration of various factors, including: (1) the nature, extent and quality of services provided by the Adviser to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided, and profits to be realized, by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also received a memorandum from independent legal counsel discussing the duties of board members in considering the approval of the continuation of the Agreement. The Board evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the beginning of March 2017, as well as the Fund’s current advisory fee rate, noting that the advisory fee rate is in line with both the median and average for regional closed-end funds followed by Lipper, Inc. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The Board has determined that the Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the Agreement appropriately aligns the interests of the Adviser, the Fund, and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with the MSCI Mexico Index.

Performance adjustments under the Agreement began on April 1, 2015 based upon the Fund’s performance during the trailing 12-month period and adjustments were made since then, which the Board reviewed in its consideration of renewal of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of advisory services provided by the Adviser. The Board receives information at regular meetings throughout the year regarding the services rendered by the Adviser concerning the management of the Fund and the Adviser’s role in coordinating providers of other services to the Fund. Also, the Adviser provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered the Adviser’s financial information, including recent operating results and expenses, as well as the specific services performed by the Adviser. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that the Adviser provides to the Fund.

Investment Performance. At the in-person Board meeting on March 7, 2017, the Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the Bolsa IPC Index and the MSCI Mexico Index, as well as comparable funds. The Board had also received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The Board was provided with the performance matrix as of January 31, 2017 with periods of three months, year-to-date, one year, three years, five years and ten years, and determined that the Fund had outperformed the MSCI Mexico Index over periods of three, five and ten years. The Board also determined that the Adviser had achieved superior investment performance compared with nearly all of the major Mexican equity mutual funds over a five year period. Based on its review and the Adviser’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

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The Mexico Fund, Inc.

General Information

Continued

Costs and Profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, as well as the gross revenues and pre-tax profits earned by Impulsora. The Board also reviewed and considered comparative information supplied by Lipper Inc., which the Board noted showed that the effective investment advisory fee of the Fund remained competitive and equal to the average fee rate of other comparable regional closed-end funds. The Board also reviewed and considered comparative information regarding administrative fees and expense ratios charged to comparable funds. Additionally, the Board reviewed the actual dollar amount of the fees payable under the Agreement, as well as the fee as a percentage of assets under management. On the basis of this information, the Board concluded that the level of the investment advisory fee and the profitability of the relationship between the Fund and Impulsora are appropriate in light of the nature, extent and quality of services provided to the Fund. The Board also concluded that the Agreement’s performance component and its use of the MSCI Mexico Index were fair and appropriate.

Economies of Scale. The Board determined that the investment advisory fees payable under the Agreement already reflect potential future economies of scale, through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.0% of average daily net assets for assets up to and including $200 million, 0.90% of average daily net assets for assets in excess of $200 million and up to and including $400 million, 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million, 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million, and 0.60% of average daily net assets for assets over $800 million. The Board also approved an amendment to the Agreement that would include the assets of a proposed separate account for purposes of calculating the effective fee under the Agreement’s breakpoint schedule in the event that such account’s assets exceed $200 million Mexican pesos, thus providing further potential economy of scale benefits to the Fund and its stockholders.

Other Benefits to the Adviser. The Board determined that the other benefits described by the Adviser were reasonable, fair, and consistent with industry practice and the best interests of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to the Adviser due to the fact that it also serves, and receives an additional administrative fee from, the Fund pursuant to the Fund Services Agreement.

Concentration Policy

The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of April 2017, no industry group represented 20% or more of the value of the securities included in the IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Alberto Gómez Pimienta, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Alberto Gómez Pimienta. Mr. Gómez Pimienta can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Publications.”

Stockholders will receive printed versions of these documents unless they have consented to receiving them electronically (see below). Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with American Stock Transfer & Trust Company, LLC (“AST”) at www.amstock.com and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders that have questions about the Fund may contact Mr. Alberto Gómez Pimienta, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

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General Information

Continued

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging in to your AST account at www.amstock.com and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the first half of fiscal year 2017, the Fund did not repurchase shares in the open market.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (“the Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)	Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through AST (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department

PO Box 922

Wall Street Station

New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

10

The Mexico Fund, Inc.

General Information

Concluded

You may withdraw from the Plan, without penalty, at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan, or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2017 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Cost Basis Information

The Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO or supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, you may do so by submitting a letter of instruction to the Fund’s transfer agent by mail to the transfer agent’s address or by email to help@astfinancial.com. You may also contact the Fund’s Transfer Agent at (877) 573-4007 for assistance in submitting a letter of instruction. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election.

11

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2017 (Unaudited)

		Value	Percent of
Shares Held		(Note 1)	Net Assets
	Common Stock - 95.01%
	Airports
600,000	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B	$6,171,961	2.21%
1,474,939	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	8,187,139	2.93
		14,359,100	5.14
	Auto Parts
4,000,000	Nemak, S.A.B. de C.V. Series A	4,229,408	1.51

	Beverages
700,000	Arca Continental, S.A.B. de C.V.	5,165,032	1.85
1,050,000	Coca-Cola Femsa, S.A.B. de C.V. Series L	7,633,178	2.73
2,300,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	20,703,006	7.41
		33,501,216	11.99
	Building Materials
22,000,000	Cemex, S.A.B. de C.V. Series CPO	20,245,901	7.25
3,250,000	Elementia, S.A.B. de C.V.(a)	4,437,956	1.59
		24,683,857	8.84
	Chemical Products
3,400,000	Alpek, S.A.B. de C.V. Series A (b)	4,077,341	1.46
2,870,000	Mexichem, S.A.B. de C.V.	7,860,987	2.81
		11,938,328	4.27
	Construction and Infrastructure
700,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V.	7,470,644	2.67

	Consumer Products
3,940,092	Kimberly-Clark de México, S.A.B. de C.V. Series A (b)	8,411,682	3.01

	Energy
1,250,000	Infraestructura Energética Nova, S.A.B de C.V.	5,840,675	2.09

	Financial Groups
2,700,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	15,629,948	5.60
5,100,000	Grupo Financiero Inbursa, S.A.B. de C.V. Series O	8,614,444	3.08
4,700,000	Grupo Financiero Santander México, S.A.B de C.V. Series B	8,540,642	3.06
		32,785,034	11.74
	Food
503,659	Gruma, S.A.B. de C.V. Series B	6,727,192	2.41
2,600,000	Grupo Lala, S.A.B. de C.V. Series B	4,713,558	1.69
		11,440,750	4.10
	Holding Companies
9,400,000	Alfa, S.A.B. de C.V. Series A (b)	12,920,842	4.63

	Mining
7,000,000	Grupo México, S.A.B. de C.V. Series B (b)	20,593,924	7.37
300,000	Industrias Peñoles, S.A.B. de C.V.	7,302,902	2.61
		27,896,826	9.99
	Real Estate
3,340,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	4,708,150	1.69

See Notes to Financial Statements.

12

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2017 (Unaudited)

		Value	Percent of
Shares Held		(Note 1)	Net Assets
	Retail
500,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	3,858,272	1.38
4,500,000	La Comer, S.A.B. de C.V. Series UBC (a)	3,514,766	1.26
8,500,000	Wal-Mart de México, S.A.B. de C.V.	19,194,393	6.87
		26,567,431	9.51
	Steel
350,000	Ternium, S.A. ADR	8,862,045	3.17

	Stock Exchange
2,600,000	Bolsa Mexicana de Valores, S.A.B. de C.V. Series A (b)	4,524,298	1.62

	Telecommunications Services
30,000,000	América Móvil, S.A.B. de C.V. Series L	23,065,152	8.26
3,500,000	Telesites, S.A.B. de C.V. Series B-1 (a)	2,194,404	0.78
		25,259,556	9.04

	Total Common Stock (Identified cost - $288,165,617)	$265,399,842	95.01%

Principal Amount
	SHORT-TERM SECURITIES – 6.00%
	Repurchase Agreements
$10,111,883	BBVA Bancomer, S.A., 6.60%, dated 04/28/17, due 05/2/17 repurchase price $10,119,294 collateralized by BONDE LD (Bonds issued by the Mexican Government), interest rate 6.63%, due 02/07/19, and BONOS M, interest rate 6.55%, due 06/15/17. Value of collateral $10,255,783.	$10,111,883	3.62%
	Time Deposits
$6,646,370	Comerica Bank, 0.72%, dated 04/28/17, due 05/1/17	6,646,370	2.38
	Total Short-Term Securities (Identified cost - $16,758,253)	$16,758,253	6.00%
	Total Investments (Identified cost - $304,923,870)	282,158,095	101.01
	Liabilities in Excess of Other Assets	(2,822,634)	(1.01)
	Net Assets Equivalent to $18.59 per share on 15,027,810 shares of capital stock outstanding.	$279,335,461	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	A member of the Board also serves as a member of the company’s board of directors.

ADR – American Depositary Receipt

See Notes to Financial Statements.

13

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $288,165,617)	$265,399,842
Short term securities (identified cost - $16,758,253)	16,758,253
Total investments (identified cost - $304,923,870)	$282,158,095
Dividends receivable	93,727
Interest receivable	5,562
Prepaid expenses	89,366
Total assets	282,346,750
Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	247,620
Accrued expenses and other liabilities	183,703
Payables for securities purchased	2,579,966
Total liabilities	3,011,289
Net Assets - Equivalent to $18.59 per share on 15,027,810 shares of capital stock outstanding (Note 7)	$279,335,461
Composition of Net Assets:
Common Stock	$15,027,810
Additional paid-in capital	296,470,583
Accumulated net investment income	1,539,673
Accumulated net realized loss on investments	(10,872,722)
Unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(22,829,883)
$279,335,461

See Notes to Financial Statements.

14

The Mexico Fund, Inc.

Statement of Operations

For the six months ended April 30, 2017 (Unaudited)

Net Investment Income:
Income:
Dividends (a)	$3,159,053
Interest	245,596
Total income	$3,404,649
Expenses:
Investment advisory fee	1,222,828
Administrative services	229,298
Directors' fees	187,448
Legal fees	130,002
Audit and tax fees	86,050
Printing, distribution and mailing of stockholder reports	74,528
Directors' and Officers' expenses	49,263
Insurance	34,482
Stockholders' information	29,475
Custodian fees	18,774
Chief Compliance Officer fees	17,149
Stock exchange fees	12,397
Transfer agent and dividend disbursement fees	11,664
Miscellaneous	33,341
Operating expenses	2,136,699
Net investment income	1,267,950
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments	(5,396,039)
Net realized gain from foreign currency transactions	271,723
Net realized loss on investments and foreign currency transactions	(5,124,316)
Increase (decrease) in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized appreciation on investments	8,235,937
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	16,146
Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	8,252,083
Net Increase in Net Assets Resulting from Operations	$4,395,717

(a)	Net of withholding taxes of $121,305.

See Notes to Financial Statements.

15

The Mexico Fund, Inc.

Statement of Changes in Net Assets

(Unaudited)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,267,950	$2,578,079
Net realized loss on investments and foreign currency transactions	(5,124,316)	(5,336,799)
Increase (Decrease) in net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	8,252,083	(13,097,266)
Net increase (decrease) in net assets resulting from operations	4,395,717	(15,855,986)
Dividends to stockholders from net investment income	-	(1,086,409)
Distributions to stockholders from net realized gain on investments	-	(2,700,458)
Return of capital (Note 1)	(4,080,051)	(11,964,923)
	315,666	(31,607,776)

From Capital Share Transactions:
Repurchase of stock (Note 7)	-	(546,028)
	-	(546,028)
Total increase (decrease) in net assets	315,666	(32,153,804)
Net Assets:
Beginning of period	279,019,795	311,173,599
End of period (including accumulated net investment income of $1,539,673 and $0, respectively)	$279,335,461	$279,019,795

See Notes to Financial Statements.

16

The Mexico Fund, Inc.

Financial Highlights

(Unaudited)

	For the Year Ended October 31,
	For the Six Months Ended April 30, 2017 (Unaudited)	2016		2015	2014	2013	2012

Per Share Operating Performance:
Net asset value, beginning of year	$18.57	$20.66		$26.67	$28.30	$28.66	$25.37
Net investment income (a)	0.08	0.17	(d)	0.09	0.09	0.08	0.12
Net gain (loss) on investments and translation of foreign currency (a)	0.21	(1.21)		(3.91)	1.24	2.47	5.78
Total from investment operations (a)	0.29	(1.04)		(3.82)	1.33	2.55	5.90
Less Dividends and Distributions:
Dividends to stockholders from net investment income	-	(0.07)		(0.04)	(0.14)	(0.15)	(0.13)
Distributions to stockholders from net realized gain on investments	-	(0.18)		(2.16)	(2.87)	(2.79)	(2.48)
Return of capital	(0.27)	(0.80)		-	-	-	-
Total dividends and distributions	(0.27)	(1.05)		(2.20)	(3.01)	(2.94)	(2.61)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	-	0.00	(b)	0.01	-	-	-
Anti-dilutive effect from issuance of Fund stock	-	-		-	0.05	0.03	-
Total capital share transactions	-	-		0.01	0.05	0.03	-
Net asset value, end of period	$18.59	$18.57		$20.66	$26.67	$28.30	$28.66
Market value per share, end of period	$16.70	$16.27		$18.33	$26.92	$28.81	$27.59
Total investment return based on market value per share (c)	4.51%	(5.46%)		(24.33%)	3.99%	14.50%	30.08%
Ratios to Average Net Assets:
Expenses (e)	1.69%	1.74%		1.59%	1.57%	1.42%	1.49%
Net investment income (e)	1.00%	0.91	%(d)	0.45%	0.29%	0.26%	0.43%
Supplemental Data:
Net assets at end of period (in 000’s)	$279,335	$279,020		$311,174	$402,529	$398,517	$382,960
Portfolio turnover rate	16.86%	19.00%		16.52%	39.36%	35.53%	30.94%

(a)	Amounts were computed based on average shares outstanding during the period.
(b)	Amounts round to less than $0.01.
(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.
(d)	Reflects income from a corporate action from one of the Fund’s holdings recognized during the year. Had the Fund not recognized the income, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.28%.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

17

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2017 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Valuation of investments — Investments in which the principal exchange is the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ Stock Market or the New York Stock Exchange (“NYSE”) are valued at the NASDAQ or the NYSE official closing price or the last sale price, respectively. Other equity securities for which market quotations are readily available are valued at the last reported sale price or official closing price on the primary market or exchange on which they are traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund’s investments in securities:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$265,399,842	-	-	$265,399,842
Short Term Investments (b)	-	$16,758,253	-	$16,758,253
Total Investments in Securities	$265,399,842	$16,758,253	-	$282,158,095

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments

(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

18

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2017 (Unaudited)

Continued

During the six months ended April 30, 2017, there were no transfers of investments between fair value levels.

Security transactions and investment income - Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency - The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2017 was Ps. $18.8206 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements - The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México S.C., the Fund’s investment adviser (the “Adviser”), monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments - Realized gains and losses on investments are determined on the identified cost basis.

Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Under the Mexican tax reform law, which became effective January 1, 2014, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.

The Mexican tax reform law also included a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. As a result, the Fund expects that the amount of taxes withheld on dividends the Fund earns will continue to increase as investee companies pay dividends from profits generated since 2014. During the six months ended April 30, 2017 and the year ended October 31, 2016, the amount of such tax withholding was $121,305 and $68,688, respectively.

19

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2017 (Unaudited)

Continued

Income Taxes - No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2017 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely that not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.

Dividends to stockholders - Cash dividends are recorded by the Fund on the ex-dividend date.

A tax return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had earnings and profits for the six months ended April 30, 2017 that were lower than the distributions made to stockholders. This has had the effect of characterizing a portion of the Fund´s distributions as a tax return of capital.

Risks of Investment in Mexican Securities - Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing approximately 19% of the market capitalization of the Mexican Stock Exchange. As of April 30, 2017, the Fund held investments representing 12.12% of its net assets in three of these companies (América Móvil, Grupo Financiero Inbursa and Telesites). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index (the “Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be

20

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2017 (Unaudited)

Continued

applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the Index by 10 percentage points during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.

For the six months ended April 30, 2017 the accumulated Base Fee of $1,231,254 was decreased by $8,426, resulting in a total advisory fee of $1,222,828.

3.	Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million. The fee will not be lower than the annual amount of $450,000 or $8.7 million Mexican pesos, whichever is less. For the six months ended April 30, 2017, the Adviser received $224,798 under the Fund Services Agreement.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2017 were as follows:

Purchases
Common Stock	$41,123,864
Total Purchases	$41,123,864
Proceeds from Investments Sold
Common Stock	$46,091,975
Total Sales	$46,091,975

5.	Capital Stock:

At April 30, 2017, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,027,810 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the six months ended April 30, 2017, the Fund did not issue shares under the Plan.

On June 7, 2013, the Fund filed a Registration Statement with the SEC in order to be able to offer, from time to time and subject to market conditions, its shares of common stock at a price equal to or greater than the Fund’s NAV per share at the time of the offer, exclusive of any underwriting commissions and other expenses related to the offer. For the six months ended April 30, 2017, and for

21

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2017 (Unaudited)

Continued

the fiscal year ended October 31, 2016, the Fund did not issue shares. Given the discount at which Fund shares had traded recently, on December 4, 2015, the Board decided not to renew the Fund´s Equity Shelf Program (“ESP”). As a result, $190,604 of unamortized expenses, previously registered as an asset, were recorded as an expense, since not all of the shares under the ESP were sold.

6.	Distributions to Stockholders and Income Taxes:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The Board authorized quarterly distributions under its MDP at various rates expressed as a percentage of the Fund’s NAV as of the last business day of the previous calendar year. On March 7, 2017, the Board authorized to pay a distribution of a fixed amount of $0.1300 per share, equivalent to 3.2% of the NAV as of December 30, 2016.

The tax character of distributions paid during the fiscal year ended October 31, 2016 were as follows:

2016
Distributions paid from:
Ordinary income	$1,086,409
Long term capital gains	2,700,458
Return of capital	11,964,923

Total distributions paid	$15,751,790

As of April 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long term capital loss	$(10,739,337)
Undistributed ordinary income	1,539,673
Unrealized depreciation	(22,962,958)
1
Total accumulated deficit	$(32,162,622)

As of April 30, 2017, the cost of investments for federal income tax purposes was $305,056,933. Gross unrealized appreciation of investments was $13,077,914 and gross unrealized depreciation of investments was $35,976,751 resulting in net unrealized depreciation on investments of $22,898,837 excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. At October 31, 2016, the Fund had post-enactment net capital loss carryforwards as follows: short-term $0; long-term $4,969,010.

22

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2017 (Unaudited)

Concluded

7.	Stock Repurchases:

The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV. During the year ended October 31, 2016, the Fund repurchased 32,736 shares at a cost of $546,028. These shares were repurchased at an average price of $16.68 per share, which represented an average discount of 11.47%.  During the six months ended April 30, 2017, the Fund did not repurchase shares.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

23

The Mexico Fund, Inc.

Privacy Policy

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;

Information about your transactions with us; and

Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from November 1, 2016 to April 30, 2017(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2016 to November 30, 2016	0	$0	0	1,502,781

Month # 2 December 1, 2016 to December 31, 2016	0	$0	0	1,502,781

Month # 3 January 1, 2017 to January 31, 2017	0	$0	0	1,502,781

Month # 4 February 1, 2017 to February 29, 2017	0	$0	0	1,502,781

Month # 5 March 1, 2017 to March 31, 2017	0	$0	0	1,502,781

Month # 6 April 1, 2017 to April 30, 2017	0	$0	0	1,502,781

Total	0	$0	0	1,502,781

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

(c) Copies of the Registrant’s notices to shareholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 30, 2017

By*	/s/ Alberto Gómez Pimienta
Alberto Gómez Pimienta
Treasurer and Principal Financial Officer

Date:	June 30, 2017

*	Print the name and title of each signing officer under his or her signature.